UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

JPMorgan Trust II

J.P. Morgan Mutual Fund Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐	Fee paid with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

LCG/GA proxy email: RIA version

CA/ICA to FA 1:1 email – to cut, paste, personalize and send via Outlook email

Don’t forget to attach end-client email language.

Subject: Proxy vote: Requesting your help

Dear [FA Name],

The Special Joint Meeting of Shareholders of JPMorgan Growth Advantage Fund and JPMorgan Large Cap Growth Fund (the “Funds”) previously scheduled for October 30, 2024 has been adjourned to November 21, 2024, providing shareholders with additional time to vote.

•	If you have discretionary authority to cast proxy votes on behalf of your clients, we kindly request that you vote their shares.

•	If you don’t have proxy voting rights on behalf of your clients, simply leverage the attached email language to send to your clients.

Your clients may or may not have voted their proxy, so we are offering a convenient way for them to participate and have their shares represented at the Special Joint Meeting. The Board of Trustees of each Fund unanimously recommends that shareholders vote “FOR” the Proposal.

Please call 1-866-811-1442 – Monday through Friday 9am–10pm ET or Saturday 10am–6pm ET – to vote this proxy on behalf of your shareholder clients.

Alternatively, you may send an email directly to the proxy vendor at votemyproxy@equiniti.com with the following information:

•	Subject Line: JPMorgan Proxy
•	First Name and Last Name
•	Mailing address
•	Instructions to vote your clients’ shares FOR, AGAINST or ABSTAIN the proposal

Once your instructions for their votes have been processed, your clients will receive written confirmation in the mail indicating the proxy vendor has processed their vote.

For your reference, please refer to the Proxy Statement.

Thank you in advance for your help. Please feel free to contact me with any questions.

Best,

[insert CA/ICA signature]

FOR INSTITUTIONAL USE ONLY | NOT FOR PUBLIC DISTRIBUTION

J.P. Morgan Funds are offered by J.P. Morgan Institutional Investment Inc. and distributed by JPMorgan Distribution Services, Inc., which are affiliates of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds. J.P. Morgan Institutional Investments Inc. and JPMorgan Distribution Services, Inc. are members of FINRA.

Must be preceded or accompanied by a prospectus.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide.

If you are a person with a disability and need additional support in viewing the material, please call us at 1-800-343-1113 for assistance.

If you do not wish to receive future communication, please contact your J.P. Morgan Asset Management representative.

© 2024 JPMorgan Chase & Co.J.P. Morgan Asset Management, 277 Park Avenue, New York, NY 10172

LCG/GA proxy email: WM/IBD FA version urging clients

CA/ICA to FA 1:1 email – to cut, paste, personalize and send via Outlook email.

Don’t forget to attach end-client email language.

Subject to firm approval. Please check with your Marketing Director to ensure this is approved at specific firms.

Subject: Proxy vote: Requesting your help

Dear [FA Name],

The Special Joint Meeting of Shareholders of JPMorgan Growth Advantage Fund and JPMorgan Large Cap Growth Fund (the “Funds”) previously scheduled for October 30, 2024 has been adjourned to November 21, 2024, providing shareholders with additional time to vote.

Your clients may or may not have voted their proxy, so we are offering a convenient way for them to participate and have their shares represented at the Special Joint Meeting. The Board of Trustees of each Fund unanimously recommends that shareholders vote “FOR” the Proposal.

•	We kindly ask that you urge your clients to vote their shares.

•	Simply cut and paste the language in the attached document and email to your clients.

For your reference, please refer to the Proxy Statement.

Thank you in advance for your help. Please feel free to contact me with any questions.

Best,

[insert CA/ICA signature]

FOR INSTITUTIONAL USE ONLY | NOT FOR PUBLIC DISTRIBUTION

J.P. Morgan Funds are offered by J.P. Morgan Institutional Investment Inc. and distributed by JPMorgan Distribution Services, Inc., which are affiliates of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds. J.P. Morgan Institutional Investments Inc. and JPMorgan Distribution Services, Inc. are members of FINRA.

Must be preceded or accompanied by a prospectus.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide.

If you are a person with a disability and need additional support in viewing the material, please call us at 1-800-343-1113 for assistance.

If you do not wish to receive future communication, please contact your J.P. Morgan Asset Management representative.

© 2024 JPMorgan Chase & Co.

J.P. Morgan Asset Management, 277 Park Avenue, New York, NY 10172

JPMorgan Growth Advantage Fund and JPMorgan Large Cap Growth Fund

Instructions for advisors: Simply cut and paste the language below and email to your clients. Don’t forget to add any disclosure your firm may require.

Subject: Proxy vote: Requesting your help

Dear [Client Name],

I’m reaching out on an important matter regarding your ownership of JPMorgan Growth Advantage Fund and/or JPMorgan Large Cap Growth Fund (the “Funds”). The Special Joint Meeting of Shareholders of the Funds previously scheduled for October 30, 2024 has been adjourned to November 21, 2024, providing shareholders with additional time to vote.

Please vote your shares.

If you haven’t yet voted your proxy, here is a convenient way to participate and have your shares represented at the Special Joint Meeting. The Board of Trustees of each Fund unanimously recommends that shareholders vote “FOR” the Proposal.

Please call 1-866-811-1442 – Monday through Friday 9am–10pm ET or Saturday 10am–6pm ET – to vote your proxy.

Alternatively, shareholders may send an email directly to the proxy vendor at votemyproxy@equiniti.com with the following information:

•	Subject Line: JPMorgan Proxy
•	First Name and Last Name
•	Mailing address
•	Instructions to vote your shares FOR, AGAINST or ABSTAIN the proposal

Once your vote has been processed, you will receive written confirmation in the mail indicating the proxy vendor has processed your vote.

For your reference, please refer to the Proxy Statement.

Thank you in advance for your help. Please feel free to contact me with any questions.

Best,

[insert FA signature]

[Please add any disclosure your firm may require.]

LCG/GA proxy email: Edward Jones FA version urging clients

CA/ICA to FA 1:1 email – to cut, paste, personalize and send via Outlook email.

Subject: Proxy vote: Requesting your help

Dear [Edward Jones FA Name],

The Special Joint Meeting of Shareholders of JPMorgan Growth Advantage Fund and JPMorgan Large Cap Growth Fund (the “Funds”) previously scheduled for October 30, 2024 has been adjourned to November 21, 2024, providing shareholders with additional time to vote.

Your clients may or may not have voted their proxy, so we are offering a convenient way for them to participate and have their shares represented at the Special Joint Meeting. The Board of Trustees of each Fund unanimously recommends that shareholders vote “FOR” the Proposal.

We kindly ask that you urge your clients to vote their shares.

Clients can call 1-866-811-1442 – Monday through Friday 9am–10pm ET or Saturday 10am–6pm ET – to vote their proxy.

Alternatively, shareholders may send an email directly to the proxy vendor at votemyproxy@equiniti.com with the following information:

•	Subject Line: JPMorgan Proxy
•	First Name and Last Name
•	Mailing address
•	Instructions to vote their shares FOR, AGAINST or ABSTAIN the proposal

Once their vote has been processed, they will receive written confirmation in the mail indicating the proxy vendor has processed their vote.

For your reference, please refer to the Proxy Statement.

Thank you in advance for your help. Please feel free to contact me with any questions.

Best,

[insert CA/ICA signature]

FOR INSTITUTIONAL USE ONLY | NOT FOR PUBLIC DISTRIBUTION

J.P. Morgan Funds are offered by J.P. Morgan Institutional Investment Inc. and distributed by JPMorgan Distribution Services, Inc., which are affiliates of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds. J.P. Morgan Institutional Investments Inc. and JPMorgan Distribution Services, Inc. are members of FINRA.

Must be preceded or accompanied by a prospectus.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide.

If you are a person with a disability and need additional support in viewing the material, please call us at 1-800-343-1113 for assistance.

If you do not wish to receive future communication, please contact your J.P. Morgan Asset Management representative.

© 2024 JPMorgan Chase & Co.

J.P. Morgan Asset Management, 277 Park Avenue, New York, NY 10172